Interests in joint ventures	6 Months Ended
Jun. 30, 2024
Disclosure of joint ventures [abstract]
Interests in joint ventures	Interests in joint ventures
In September 2018, Alvotech hf., a subsidiary of the Group, entered into a joint venture agreement with Changchun High & New Technology Industries (Group) Inc. (the “joint venture partner”, "CCHN") to form a newly created joint venture entity, Alvotech & CCHN Biopharmaceutical Co., Ltd. (the “joint venture” or “JVCO”). The purpose of the JVCO is to develop, manufacture and sell biosimilar products in the Chinese market. The JVCO’s place of business is also the country of incorporation.
In June 2024, Alvotech hf. sold its share in the joint venture for a gross proceeds of $18.0 million (less of $1.3 million in transaction costs). The sale resulted in a net loss of $3.0 million recognized during the six months ended 30 June 2024. The total gross proceeds of $18.0 million is included among other assets, thereof $6.0 million are classified as long-term.

The following table provides the change in the Group’s investment in a joint venture during the six months ended 30 June 2024 and 2023:

	2024	2023
Balance at 1 January	18,494	48,568
Share in losses	—	(2,706)
Sale of shares in joint venture	(18,494)	—
Translation difference	—	(2,249)
Balance at 30 June	—	43,613